Exhibit 99.2

1 Confidential Information Conference Call 04/08/2008 Confidential Information

2 Certain statements and information made in this presentation will constitute “forward looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. When used in this presentation, the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, “projected”, “intend to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to economic conditions, limited capital resources, and the ability of management to effectively manage the business and integrate acquired businesses. Such factors could materially adversely affect Mace’s financial performance and could cause Mace’s actual results for future periods to differ materially from any opinions or statements expressed in this presentation. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations are contained under the heading “Risk Factors” in Mace’s SEC filings, including its registration statements and its periodic reports on Form 10-K and Form 10-Q. All statements made in this presentation should also be considered in conjunction with the financial statements and notes contained in Mace’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Legal Disclaimer Confidential Information

3 Confidential Information E-commerce - Exclusive branded products PromoPath - Proprietary online marketing network Technology - Next-generation marketing and e-commerce platform Mace Online - Best in class e-commerce website for entire Mace brand Linkstar Focus

4 Confidential Information e-commerce

5 Confidential Information Successful e-commerce requires Compelling products Online marketing expertise Technology platform To date companies have not successfully combined all three requirements Online marketing companies lack compelling brands Offline brands lack online marketing expertise and technology Linkstar’s Solution Develop compelling branded products targeted to the online channel Leverage company's proprietary online marketing network and next-generation technology platform to market Linkstar’s exclusive products Market Opportunity

6 Confidential Information E-commerce is rapidly growing Health & Beauty is the fastest growing segment within e-commerce Health & Beauty Online $2.9 B in 2005 $7.8 B in 2010 22% CAGR (Compound Annual Growth Rate) E-commerce $172 B in 2005 $328 B in 2010 14% CAGR (Compound Annual Growth Rate) Market Size

7 Confidential Information Product Development Advantages - Online marketing expertise Product R&D for the online consumer Scalable, high-margin products - Continuity e-commerce Recurring billing model Drives higher customer value - Technology platform Rapid launch and easy iteration Robust optimization tools Product Development

8 Confidential Information - 2 colors of Purity Mineral Foundation For exact color matching - Purity Mineral All-Over Glow - Purity Mineral Finishing Powder - 3 High Quality Natural Brushes Powder Brush Radiance Brush Concealer Brush - Luxurious Makeup Bag - Purity Beauty Guide Pure, all-natural Mineral Makeup for women of all ages and skin types. Purity Starter Kit contents: Launched July, 2007 Purity Mineral Makeup

Eternal Minerals Dead Sea Spa Therapy

- **Spa & Beauty products formulated from the mineral-rich Dead Sea**

- **Spa Kit Contents**
  - Dead Sea Black Mud Body Mask
  - Dead Sea Moisturizing Body Lotion
  - Dead Sea Rejuvenating Bath Salts
  - Dead Sea Refreshing Shower Gel
  - Dead Sea Soothing Hand Cream
  - Sisal Back Strap Loofah
  - Volcanic Pumice Stone
  - Therapeutic Eye Mask
  - Body Sponge
  - Sisal Body Buffer Loofah
  - Plus a FREE Wicker Basket!


eternal
MINERALS
DEAD SEA THERAPY

- **Launched January, 2008**

9 mace Confidential Information LINKSTAR

10 Confidential Information Anti-aging skin care product line Proprietary formulas use patented ingredients supported by clinical trials Starter Kit is bottle of Vioderm Anti-Wrinkle Serum Eye Lift and Moisturizer one time purchases are offered to customer prior to checkout Launched May, 2006 Vioderm Product

11 Confidential Information Trimday Product Weight loss supplement Proprietary formula uses patented ingredients supported by clinical trials First product, launched January, 2006

12 Confidential Information New Member Acquisitions by Month

13 Confidential Information Revenue by Month Revenue is based on internal estimates

14 Confidential Information Gross Profits by Month Gross profits are based on internal estimates

15 Confidential Information Gross Profit Comparison – marketing cost amortization Below is a comparison of our current gross profits versus the gross profits if we took a conservative amortization of the marketing costs across the lifetime of the member. The net result would be a $453k increase in Gross Profit for the 4 month period from August to November of 2007. Gross Profit Comparison

16 Confidential Information Step 1: Consumer clicks on an advertisement for one of our products Step 2: Consumer is taken through the registration process and offered ‘upsells’ on the final page Step 3: Consumer completes their purchase and is offered ‘cross-sells’ The consumer is now enrolled in the product continuity club which will allow them to receive ongoing shipments of the product on a regular basis Customer Acquisition Process

17 Confidential Information STEP 1 Banners for the products are displayed on PromoPath Publisher sites. These banners offer a free trial of the product. When a customer clicks on the action button they are taken directly to the signup process. Customer Acquisition Process

18 Confidential Information STEP 2 Customer is directed to a Purity “Landing Page”. The landing page includes the Purity Product pitch and motivates the customer to begin the signup process. The customer will enter the required information – in this case Makeup Color, Name and Email and then proceed. Customer Acquisition Process

19 Confidential Information STEP 2 (continued) Customer completes the order process by entering their shipping and billing information Customer is offered an up-sell of the kabuki brush When the customer clicks “Submit Order” their order is processed and completed. Customer Acquisition Process

20 Confidential Information Customer Acquisition Process Step 3 – Order Completed Order Confirmation is shown onscreen to customer Order Confirmation is also emailed to customer Customer is offered a cross-sell of the Vioderm product using RevPlus technology. The RevPlus platform allows for completion of additional offers without requiring billing information to be entered multiple times. This process drives higher conversion rates and significant incremental revenue.

21 Confidential Information Continuity Club Billing Model Trial Signup Retro Billing Recurring Billing Customer signs up, becomes a member, and is shipped a Starter Kit of the Product. When Trial Period expires, Customer is billed for the Starter Kit Product unless they cancel. Customer also has 30 days to return product after billing. Customer is rebilled and shipped additional product every pre-set number of days Trial Period “X” Time Period until customer gets next shipment

22 Confidential Information Continuity Club Sample Revenue Model Sample Revenue Model based on 100 new customer acquisitions for the product line The General Assumptions to the right outline the pricing information used for this model On Day 1 of the acquisition we are at negative 72% gross margin On Day 15 when the Retro-bill occurs we swing to positive 31% gross margin By the end of year 1 we are positive 65% gross margin Overall in this example model we have spent $5,064 on these 100 new members and generated $8,341 in revenue giving us a gross profit of $3,277 which equates to roughly $33 per member of gross profit General Assumptions Trial S&H Rev. $5.00 Retro Rev. $60.00 Recurring Rev. $30.00 Cross-Sell Rev. $5.00 Trial Product Cost $15.00 Recurring Product Cost $10.00 Refund % 5% Acquisition Cost $25.00 New Members 100 Day 1 Day 15 Day 45 Day 105 Day 165 Day 225 Day 285 Day 345 Month Trial Retro Bill Bill 1 Bill 2 Bill 3 Bill 4 Bill 5 Bill 6 Retention Rate 100% 65% 60% 70% 70% 70% 70% 70% Monthly Members 100.0 65.0 39.0 27.3 19.1 13.4 9.4 6.6 Product Revenue $ - $ 3,900 $ 1,170 $ 819 $ 573 $ 401 $ 281 $ 197 S&H Revenue $ 500 $ - $ - $ - $ - $ - $ - $ - Cross-Sell Revenue $ 500 $ - $ - $ - $ - $ - $ - $ - Monthly Revenue $ 1,000 $ 3,900 $ 1,170 $ 819 $ 573 $ 401 $ 281 $ 197 Total Revenues $ 1,000 $ 4,900 $ 6,070 $ 6,889 $ 7,462 $ 7,864 $ 8,145 $ 8,341 Acquisition Cost $ 2,000 $ - $ - $ - $ - $ - $ - $ - Product Cost $ 1,500 $ - $ 390 $ 273 $ 191 $ 134 $ 94 $ 66 Refund Cost $ 50 $ 195 $ 59 $ 41 $ 29 $ 20 $ 14 $ 10 Monthly Cost $ 3,550 $ 195 $ 449 $ 314 $ 220 $ 154 $ 108 $ 75 Total Costs $ 3,550 $ 3,745 $ 4,194 $ 4,507 $ 4,727 $ 4,881 $ 4,989 $ 5,064 Monthly Profit/Loss $ (2,550) $ 3,705 $ 722 $ 505 $ 354 $ 247 $ 173 $ 121 Total Profit/Loss $ (2,550) $1,155 $1,877 $2,382 $2,735 $2,983 $3,156 $3,277 Gross Margin -72% 31% 45% 53% 58% 61% 63% 65%

23 Confidential Information Q4-07 updates - Ramped up acquisitions on product lines - Improved profit per acquisition via significant reductions in product costs - Streamlined operations Consolidated operations in Pittsburgh office Completed transition of fulfillment to Dallas warehouse Q1-08 updates - Continued growth of existing product lines - Roll-out of new Eternal Minerals product line - Hiring/Promotion of key personnel COO VP of Engineering VP of Business Development Controller e-commerce updates

24 Confidential Information PromoPath

PromoPath is recognized as a leading online pay-for-performance marketing services provider - Primarily focused on the Cost Per Acquisition (CPA) marketing model. This allows advertisers to only pay PromoPath when user action occurs. Top tier advertisers work with PromoPath either directly or through partner networks including: - Publishing: Bertelsmann Group (Columbia House, Bookspan), Scholastic - Entertainment: Netflix, BlockBuster Online, BMG - Finance: Discover, Experian Credit Services, Lifelock - Consumer Goods: RJR PromoPath currently markets these offers through these channels - Promotional lead generation - CPA Brokerage The PromoPath Marketing Solution

26 Confidential Information Projected Industry Online Ad Spend

Promotional Marketing Process Example Step 1: User Receives Email with Offer Step 2: User Registers on a Promotional site Step 3: User completes various advertiser offers to receive gift

Promotional revenues have been impacted in 07’ due to FTC actions in the space - Advertiser budgets have decreased - Advertisers are not entering the promotional space at the same rate as prior to recent FTC announcements and actions - Overall member value from the promotional sites has decreased significantly - Cost of media has not declined to compensate for lower member value News and releases impacting promotional revenues - May-07: Valueclick announces FTC investigation - July-07: Valueclick announces Q2 results showing a significant decline in the promotion-based sector "The promotion-based sector suffered a downturn that began in late May and became more pronounced in June, which negatively impacted our quarter," said Chief Executive Officer Tom Vadnais. - March-08: $2.9 Million settlement with ValueClick announced by FTC with no admission of wrongdoing PromoPath has decided to exit the promotional space - FTC activity and the Advertiser reactions drove the decision to exit the promotional lead generation business - The promotional lead generation channel tends to drive lower margin revenue - Profitability on promotional campaigns is not guaranteed. The campaign must generate more revenue per member then is spent on marketing to acquire that member. Promotional Marketing – shifting marketplace

29 Confidential Information Advertisers PromoPath Publishers Brokerage Overview

30 Confidential Information Proprietary tracking software - Use of pixel tracking and transaction ID (UID) tracking technology Reporting tools - Publishers can track acquisition activity real-time, instantly as clicks take place Payment processing / distribution for advertisers - Allows one advertiser to work with many publishers easily and only pay one network Wide selection of advertiser (CPA) offers available to publishers - One stop shop for publishers ranging from email marketers to web site owners 24 x 7 account management Brokerage Services - What is the value add for online publishers?

31 Confidential Information Advertisers decides what they will pay per lead/hard acquisition Performance among other Network offer placements determines acquisition volume Performance is determined by overall clicks, actions and subsequent revenue Brands familiar to consumers inherently perform better than unknown brands Step 1. Negotiate advertiser CPA pricing Payout Performance Volume

32 Confidential Information Step 2. Upload advertiser marketing collateral

33 Confidential Information Step 3. Announce new offer to publisher base via newsletter

34 Confidential Information Highlights Allows advertisers to acquire a large volume of new customers for a fixed cost per acquisition Publishers in network are willing to test creative, copy and new offers Publishers primarily market offers via banners on their websites or through email marketing Properly developed promotions have proven to drive high quality members for advertisers Retention rates for memberships clubs is above average. Step 4. Publisher promotes the advertiser offers

Brokerage Example


Advertiser
($50.00 CPA)
Publisher
Payout
($40.00 CPA)
$10.00
Gross Margin
To PromoPath

- **PromoPath utilizes proprietary technology with strategic media buying techniques to deliver a uniquely powerful and cost-effective solution for advertisers:**
  - **Actively promotes offers and negotiates inventory with hundreds of high volume online publishers**
    - Leverage PromoPath's $1 million dollar monthly media spend
  - **Leading customer acquisition source for blue-chip companies**
    - 100,000 new membership club joins annually
      - Bertelsmann Group, Blockbuster Online, Experian Consumer Direct, NetFlix
    - 10,000 new credit card approvals annually
    - Generate over 100,000 leads per month in other key verticals
      - LEC Billing offers, Home monitoring / security systems, Consumer Products and Retail

35 mace •Confidential Information LINKSTAR

PromoPath updates

- **Q4-07 updates**
  - Shifted focus and resources to marketing of LinkStar proprietary products
    - Trimday, Vioderm, Purity, Eternal Minerals
  - Managing ongoing fallout from Valueclick investigation
    - Loss of key advertisers
  - Implementing aggressive operational cost reduction measures
    - Consolidating resources in Pittsburgh office
    - Headcount reductions

- **Q1-08 updates**
  - Continued focus on distribution for the LinkStar proprietary products
  - Shifted resources away from promotional channel
    - Started the process of exiting the space
  - Increased focus on growing the brokerage channel
  - Investing in the CPM Marketing channel via the Adtrax platform

36 mace •Confidential Information LINKSTAR

37 Confidential Information PromoPath Revenue in Detail Revenue is based on internal estimates

38 Confidential Information Technology

39 Confidential Information Technology

40 Confidential Information Adtrax Platform Our proprietary AdTrax technology gives us the ability to optimize every component of the process in real-time. We are able to rotate different advertisements to the consumer to determine which is the most effective creative. We are then able to analyze which registration process would be most successful for that consumer. In addition we are constantly improving our continuity structure to maximize member value. These optimization measures result in driving the highest possible performance for our marketing campaigns.

41 Confidential Information Old Banner New Banner Old Banner New Banner Creative Optimization

42 Confidential Information 3-step Sale 1-step Sale Bundle Sale Standard Sale Process Optimization

43 Confidential Information Mace Online

44 Confidential Information Mace Interactive Marketing The potential that Mace Security has to grow in the ecommerce channel is evident and at the same time extremely exciting! The strategic branding goal for combining the Mace division’s websites is to consistently and clearly communicate a singular identity and tone in the already overcrowded interactive landscape. In doing so, Mace will ensure brand credibility with new consumers and fortify existing customer loyalty with its base. The new Mace Security Store website highlights interactive merchandising components that are essential for an intuitive user experience that aids in improving conversion. Full Functional Shopping Cart The ability for the consumer to add, delete and view their shopping cart, just as they would if they were in a brick and mortar store, is key to a successfully complete online user experience. Real-time Credit Card Processing While the Internet is ideal for the sale and marketing of consumer purchased goods and services, it’s still an untamed space and with identity theft at the forefront of consumers minds, a 100% secure, efficient, trustworthy website is mandatory for consumers to input their credit card and contact information. The following few slides show analytics for the current URL www.mace.com and the Mace Personal Defense and Security System division websites traffic versus a leading online competitor. Mace Interactive Marketing

MACE.COM traffic dashboard Reach measures the number of users. Reach is typically expressed as the percentage of all Internet users who visit a given site. The three-month change is determined by comparing the site's current rank with its rank from three months ago. The page views per user numbers are the average numbers of unique pages viewed per user per day by the users visiting the site.

Competitive Analysis: homesecuritystore.com / macebrand.com / macecatalog.com traffic dashboard Comparison Pages Per Visit is used as an engagement metric. Pages are also known as Page Views and represent how many clicks a person makes on a given website. •www.compete.com

47 Confidential Information The New Site Architecture

Mace.com Phase 1: Website Components

1. **Site Redesign**
    a. Site / Domain Consolidation
    b. Intuitive / User Friendly Layout
    c. "Decision Tree" Approach (driving user to specific product)
    d. Fully Integrated Tech Support
    e. Highlight Product Bundles / New Products / Warehouse Clearance Pricing
    f. Brand reintroduction
2. **Create Customer Experience**
    a. Residential marketing
        i. Hold hand through process
        ii. Attack tech savvy consumer
        iii. Implement "Geek Squad" branding
        iv. Traditional Customer – drive to call center
        v. Web Savvy consumer – drive to sale
3. **Real Time Credit Card Processing / Ordering**
    a. Expanded full service shopping cart functionality
4. **Inventory Management**
    a. Back office systems / tracking and control
5. **Site Admin for Back Office Systems**
    a. Back office systems / customer content
6. **Automated Package Tracking**
7. **Secure Third Party Log-in (resellers / dealers)**

48 mace Confidential Information LINKSTAR

49 Confidential Information Online Marketing Direction How do we make our online media dollars work the hardest for maximum ROI? With informed decisions driven by interactive marketing experience, analytical data and product / service data. Interactive Marketing Recommendations: It’s LinkStar’s recommendation to primarily target through SEO (Search Engine Optimization), SEM / CPC (Search Engine Marketing / Cost Per Click), CPM / CPC (Cost Per Impression) and CPA (Cost Per Acquisition) channels. Search Engine Optimization (SEO) Semantical Layout and Markup-product message is what search engines show Effective image / layout tagging for keyword concentration Relevant linking strategies to improve positioning for keywords Effective mark up with META / Keyword / Description Design considerations with how the page flows in spider parsing Keyword emphasis in title and directory address layout More effective domain scheming for keyword support Effective content / copy with keyword emphasis Search Engine Marketing (SEM / CPC): Focus on bidding for targeted key words: self defense, home defense, home security, home surveillance, product specific naming. Sponsored links and listings. Cost Per Impression (CPM): Target product specific / relevant sites. Cost Per Acquisition (CPA) Affiliate Marketing: Gathering leads through PromoPath publisher base, focusing on bundled packages, and reoccurring CPG models.

50 Confidential Information Mace.com: Phase I and Phase II Timelines Phase 1 (Personal Defense / Security Systems) Milestones Design of PSD for site Create Account Functionality Develop Shop cart & CC Functionality Develop Product Search & listings Design Build out of templated web pages Develop logging, analytics & reporting Link up Development with site design Inventory & shipping development Product shoot Check out process complete Development of entire site functionality Design complete Testing of site Phase I Launch Date - 4/28/2008 Phase II (MacePro / IVS / Mace Corp) Milestones Design of PSD for site Create Account Functionality Develop Shop cart & CC Functionality Develop Product Search & listings Design Build out of templated web pages Develop logging, analytics & reporting Link up Development with site design Inventory & shipping development Check out process complete Link-up of entire site functionality Design complete Testing of site Phase II Launch Date - 7/31/2008

51 Confidential Information Website Identity

52 Confidential Information Website Identity

53 Confidential Information Financials

54 Confidential Information Overall LinkStar Revenue

55 Confidential Information Overall LinkStar Gross Profit